Peoples BANCORP®

Nasdaq: PEBO

Investor Presentation

3rd Quarter 2015

Safe Harbor Statement

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the "2014 Form 10-K") and Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, filed with the Securities and Exchange Commission ("SEC") and available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2014 Form 10-K under the section, "Risk Factors" in Part I, Item 1A and in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2015. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Corporate Profile

- **Financial holding company headquartered in Marietta, Ohio.**
  - Provide a broad range of banking, insurance, and investment services
- **Current snapshot:**
  - Assets: $3.2 billion – Loans: $2.0 billion
  - Deposits: $2.5 billion
  - Market capitalization: $398 million
  - Assets under Management: $1.8 billion
- **Current footprint**
  - Located along major transportation routes
  - Demographics:
    - Total population: Approx. 5.0 million
    - Median income: $39,189
  - Key industries:
    - Health care
    - Manufacturing (plastics/petrochemicals)
    - Oil/gas/coal activities (shale opportunities)
    - Education and social services
    - Tourism
  - Unemployment rates:
    - OH : 4.3%
    - WV: 6.3%
    - KY: 4.6%
    - US: 4.9%



OH
WV
KY
Marietta
Cleveland
Beachwood
77
New Philadelphia
Mount Vernon
Coshocton
Worthington
Newark
Zanesville
Columbus
70
71
Centerville
Lancaster
33
Chillicothe
New Vienna
Hillsboro
Jackson
32
Cincinnati
50
Morgantown
79
Ashland
Huntington
Charleston
64
77
Pikeville

Market data as of October 23, 2015
Unemployment data as of September 2015
Financial data as of September 30, 2015

Investment Rationale

- **Unique community banking model**
  - Greater revenue diversity for a community bank our size (30% to 35% fee-based)
  - Strong community reputation and active involvement
  - Local market teams capable of outmaneuvering larger banks
  - More sophistication and product breadth than smaller banks
- **Strong, growing fee-based businesses**
  - Sizable market share in several areas
  - Prior insurance acquisitions producing steady returns
  - Potential wealth management opportunities
- **Capacity to grow our franchise**
  - Strong fundamentals (capital, liquidity, competency) to support active M&A strategy
  - Scalable IT capabilities
  - Passionate and talented associates
- **Committed to disciplined execution**
  - Strong, integrated enterprise risk management process
  - Focused on business line performance and contribution

2015-2016 Outlook

- **Maintain efficiency ratio of 65%**
  - Core expenses beat quarterly run rate target of $26.5 million in Q3 providing an adjusted ratio of 65.3%
  - Targeting 65% efficiency ratio in Q4 and for 2016, driven primarily by continued expense management
- **Continue driving organic loan growth**
  - A strong commercial pipeline, and strong overall loan production should enable us to reach the lower end of 2015 loan growth goals of 7% - 9%
  - Targeted 2016 growth of 6% - 8% will be a key driver of revenues in 2016
- **Sustain net interest margin at current level**
  - Q4 margin expected to stabilize around 3.50%
  - Expecting margin between 3.45 and 3.50% in 2016 as accretion from acquisitions begins to taper

Outlook (continued)

- **Return to top-quartile asset quality**
  - Net charge-off rate of 15 bp in Q3 and 9 bp year-to-date
  - Anticipated resolution of problem C&I loan in the fourth quarter returning provision to normalized levels
  - 2016 net charge-off rate forecasted at 15 – 25 bp, well below historical average of 30 – 40 bp
- **Continue executing on acquisition strategy**
  - Focus will be on insurance and investment opportunities to build fee-based revenue. Aiming to return fee-based revenue contribution to between 35 and 40% of revenues
  - Explore small bank opportunities until improved performance increases the relative attractiveness of our stock price enabling us to explore larger deals
- **Maintain strong dividend payout ratio**
  - Continue paying out 30 – 40% of earnings

2015 Core Operating Expenses*

Beat Q3 Target by $0.6 million



$27,658
$26,500
$26,500
$25,920
$23,502 **
(thousands)
Q1
Q2
Q3
Q4
Actual
Forecast

* Excludes acquisition costs, pension settlement charges and other non-core expense items

Peoples BANCORP

** Recognized only a partial quarter of NB&T expenses. NB&T acquisition closed March 6, 2015

Strategic Road Map

"Best Community Bank in America"

- Excellent Financial Results and Shareholder Return
- Great Place to Work
- Great Place to Bank
- Meaningful Impact on Our Communities

Responsible Risk Management	Extraordinary Client Experience	Profitable Revenue Growth	Superior Workforce
• Our Way of Life • Asset Quality • Compliance / Regulatory • Operational Risk • Information Security • Change Management • Execution Risk • Reputational Risk	• Broad Delivery Channels • Delight the Customer • Knowledgeable, Caring Associates Consistently Delivering Competent Advice / Solutions • Consistent Experience at Every Touch Point • DWYSYWD	• M & A • Sales & Service Process • Define the Ideal Client Profile for New Relationships • Best Client Retention • Relationship Reviews; Value Added • Deepen Relationships / Cross Sell • Understand Customer Needs • Seek Client Referrals	• Right People / Right Job • Appetite for Winning • Culture of Learning • Coaching / Development • No Whiners / No Excuses • Accountability / Performance Metrics • Reward / Recognition

How we do it:

1. **Create a Winning Culture:** Embrace change / active learners / help each other win / communicate effectively
2. **Human Capital Development:** Define the behaviors and goals / provide the training / measure / coach / reward
3. **Pricing Discipline:** Focus on the risk-adjusted margin / fair prices, fair returns
4. **Operating Efficiencies:** Quest for continuous improvement / revenue growth faster than expense growth
5. **Merger Integration:** Manage the risk / retain and grow the revenue / lower the cost / delight the community

Strategic Priorities

Positive Operating Leverage	• Primary emphasis on revenue growth • Disciplined expense management • Expand revenue vs. expense growth gap beyond 2% • Target efficiency ratio below 65%
Superior Asset Quality	• Balance growth with prudent credit practices • Improve diversity within the loan portfolio • Preserve key metrics superior to most of our peers
High Quality Balance Sheet	• Adjust earning asset mix by shifting investments to loans • Achieve meaningful loan growth each year • Maintain emphasis on core deposit growth • Prudent use of capital (dividends & acquisitions)

Strategic Targets

	Metrics	Actual 2013	Actual 2014	Actual Q3 2015*	5-Year Strategic Target Range
Positive Operating Leverage	Net interest margin (Fully-tax equivalent)	3.23%	3.45%	3.55%	3.60% to 3.80%
	Total revenue growth	3.53%	18.31%	35.07%	5% to 8%
	Total expense growth	7.55%	24.52%	17.58%	3% to 6%
	Non-interest income to total revenue	40.19%	36.56%	31.80%	35% to 40%
	Efficiency	71.90%	75.37%	65.81%	58% to 62%
Superior Asset Quality	NPAs to total loans + OREO	0.67%	0.75%	1.29%	0.70% to 1.00%
	Net charge-offs to average loans (1)	–0.35%	-0.03%	0.15%	0.30% to 0.50%
High Quality Balance Sheet	Loans to total assets	58.09%	63.12%	63.50%	60% to 70%
	Deposits to total funding	87.04%	87.85%	91.16%	80% to 90%
	Tier 1 capital	12.42%	14.32%	13.77%	10% to 13%
	TE to tangible assets (2)	7.26%	9.39%	8.88%	7.50% to 8.50%
Execute on Strategies	Return on equity	7.92%	6.16%	3.89%	Over 10%
	Return on assets	0.91%	0.74%	0.51%	Over 1%
	Pre-provision net revenue to assets (2)	1.26%	1.10%	1.40%	Over 1.80%
	Revenue vs. expense growth gap	-4.02%	-6.21%	17.49%	Over 2%
	Dividend payout (3)	33.20%	43.10%	66.74%	30% to 40%

Current 5-year strategy planning period = 2015 to 2019

(1) Presented on an annualized basis
(2) Non-GAAP financial measure. See Appendix.
(3) Dividend data reflects amounts declared with respect to earnings for the period indicated

Peoples BANCORP

* Includes $0.1 million in acquisition charges, largely related to the NB&T transaction

Our Capabilities

	National Banks						***Community Banks***				
Online Channel	Chase	Wells Fargo	Bank of America	PNC	Huntington	PEOPLES BANCORP	City National	Community Trust	Wes-Banco	Park National	United Bank
Bill Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Online Account Opening	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	No	No	No	No
Online Loan Applications	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	No	No	No	No
Online Financial Management	No	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	Yes
ACH, Wires Stop Payments	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Positive Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	No	Yes	Yes
Tax Services	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	Yes
P2P Payments	Yes	Yes	Yes	Yes	No	Pending	No	No	No	No	No
Online Chat	No	No	Yes	No	Yes	Yes ★	No	No	No	No	No
Mobile Channel											
Text Alerts	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Bill Pay-Specific to Mobile	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
iPhone/iPad/Andriod Apps	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Text Banking	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Mobile Deposit Capabilities	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	Yes
Business Support Center	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	Yes	Yes	No
Social Media Channel											
Facebook	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	No
Twitter	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	No
YouTube	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	Yes	Yes	No
LinkedIn	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Other Channels											
Prepaid Debit Card	Yes	Yes	Yes	Yes	No	Yes ★	No	Yes	No	Yes	No
Prepaid Gift Card	Yes	Yes	Yes	Yes	No	Yes	No	Yes	Yes	No	Yes
Employer-Loaded Pay Cards	Yes	Yes	Yes	Yes	No	Yes ★	No	No	No	No	No

★ Indicates Peoples has advantage over Community Bank group

Peoples BANCORP

Information accurate as of October 2015

Loan and Deposit Composition

Loan Portfolio



Deposit Account OD 0.1%
Construction 4.0%
HELOCs 5.2%
Consumer 10.9%
CRE 34.7%
Residential Real Estate 27.9%
C&I 17.4%

Deposit Portfolio



Non-Interest Bearing 28.1%
Retail CDs 18.2%
MMDA 15.5%
Public Funds 11.6%
Savings 16.0%
Brokered CDs 1.3%
Interest-Bearing Demand 9.2%

Data as of September 30, 2015

Insurance & Investment Income Composition

Insurance Revenue



Other
1.7%
Life & Health Insurance
12.5%
Performance based
12.2%
P&C Personal Lines
12.3%
P&C Commercial Lines
61.3%

Investment Revenue



Employee Benefits
14.4%
Brokerage
28.0%
Fiduciary
57.6%

Trailing 12 Months Revenue from September 30, 2015

Our Businesses

- **Commercial Banking**
  - Commercial loans were up $18 million (annualized rate of >6%) in Q3
  - Strong pipeline with $60 million in scheduled fundings in Q4
  - Legal lending limit over $40 million with NB&T
- **Retail Banking**
  - Non-interest bearing DDA now at 25% of total deposits, up from 23% a year ago
  - $44 million or 40% indirect loan growth compared to a year ago
- **Insurance**
  - Commercial Property & Casualty lines comprising 61.3% of revenue
  - Expanding Life & Health segment comprising 12.5% of revenue
  - Completed agency acquisition in Lebanon, OH in Q3
- **Trust and Investments**
  - $1.8 billion in assets under management
  - Retirement planning, 401(k) administration, brokerage and trust services
  - YTD revenue growth of 25% year over year

Target Growth Areas



OH
KY
W
Marietta
Morgantown
Charleston
70
77
79
64

I-70 Expansion

- High growth potential
- Recently added new talent

I-77 Expansion

- Bank opportunities
- Wealth management and insurance opportunities
- Shale oil / gas activity

Southwest Ohio

- Wealth management or insurance opportunities to complement NB&T
- Attractive growth and market dynamics

Footprint Development

- Increase market share in all areas
- Insurance & wealth management expansion potential

Morgantown Potential

- Minimal community banks
- Nearly 30,000 people

Kentucky Expansion

- Bank opportunities in other parts of the state

I-64 Expansion

- Insurance & wealth management growth opportunities
- Explore banking opportunities

Refreshing Acquired Branches

- **Retrofitting acquired offices**
  - Floor-to-ceiling renovations
  - Completed renovations of our Midwest and Ohio Heritage branches; North Akron is in process
  - NB&T branch refresh will be phased in during 2015
  - Used national branch design experts
- **Key Benefits**
  - All delivery channels "Best in Class"
  - Consistent look with our new brand
  - More engaging customer environment
  - Better utilization of office space
  - Enhanced customer sales discussions
  - Increased office visits and sales activity

Before



After


Peoples

Our M&A Strategy

- **Optimize our current footprint**
  - Gain market share and improve operating efficiency
  - Create more density through disciplined expansion
- **Target areas with characteristics similar to existing markets**
  - Expand along major transportation routes
  - Focused on "mid-major" communities or suburbs of major cities
- **Acquire franchises that complement our strategy**
  - Maintain revenue diversity with insurance and investment providers
  - Capitalize on accretion potential of smaller banks (under $200 million)
  - Improve balance sheet mix and size with larger banks ($200-$1 billion)
- **Improve shareholder return**
  - All transactions must be accretive by year 2
  - Limit dilution of tangible book value to 5% per transaction
  - Recapture tangible book value dilution within 4 years
- **Use M&A to augment organic growth**
  - Priority focus on insurance and investment business transactions

Appendix

Annual Financial Summary

	Metrics	FY 2012	FY 2013	FY 2014
Financial Performance	Diluted EPS	$1.92	$1.63	$1.35
	Return on common equity	9.52%	7.92%	6.16%
	Return on assets	1.11%	0.91%	0.74%
	Pre-provision net revenue to assets (1)	1.41%	1.26%	1.10%
	Net interest margin (FTE)	3.36%	3.23%	3.45%
	Efficiency ratio	69.55%	71.90%	75.37%
Capital	Tier 1 capital	14.06%	12.42%	14.32%
	Total capital	15.43%	13.78%	15.48%
	TE to TA (1)	8.28%	7.26%	9.39%
	TBV per share (1)	$14.52	$13.57	$15.57
Asset Quality	NPAs to loans + OREO	1.52%	0.67%	0.75%
	NPAs to TE + ALLL	8.80%	5.01%	4.88%
	ALLL to originated loans	1.86%	1.58%	1.48%
	Net c/o's to avg loans	0.12%	- 0.35%	-0.03%
	Loan loss prov to avg loans	- 0.49%	- 0.42%	0.02%

(1) Non-GAAP financial measure. See Appendix.

Quarterly Financial Summary

	Metrics	3Q 2014	4Q 2014	1Q 2015*	2Q 2015*	3Q 2015*
Financial Performance	Diluted EPS	$0.32	$0.28	$-0.04	$0.27	$0.22
	Return on equity	5.84%	5.03%	-0.78%	4.69%	3.89%
	Return on assets	0.73%	0.66%	-0.10%	0.61%	0.51%
	Pre-provision net revenue to assets (1)	0.96%	0.99%	0.00%	0.99%	1.40%
	Net interest margin (FTE)	3.45%	3.53%	3.46%	3.46%	3.55%
	Efficiency ratio	77.82%	76.55%	96.71%	74.20%	66.74%
Capital	Tier 1 capital	14.53%	14.32%	14.07%	13.98%	13.77%
	Total capital	15.73%	15.48%	15.04%	14.99%	14.97%
	TE to TA (1)	9.40%	9.39%	8.61%	8.73%	8.88%
	TBV per share (1)	$15.50	$15.57	$14.53	$14.52	$14.86
Asset Quality	NPAs to loans + OREO	0.68%	0.75%	0.68%	1.25%	1.29%
	NPAs to TCE + ALLL	4.19%	4.88%	4.63%	8.87%	8.92%
	ALLL to originated loans	1.49%	1.48%	1.48%	1.42%	1.72%
	Net c/o's to avg loans (2)	-0.15%	-0.05%	0.03%	0.10%	0.15%
	Loan loss prov to avg loans (2)	-0.11%	0.03%	0.08%	0.13%	1.14%

(1) Non-GAAP financial measure. See Appendix
(2) Presented on an annualized basis

Peoples BANCORP

* Includes $9.6 million, $0.7 million, and $0.1 million in NB&T acquisition charges recorded in Q1, Q2, and Q3, respectively

Key Drivers of Shareholder Value

LTM Revenue Growth


28.0%
5.1%
6.5%
PEBO
Peers
$1-5B

NPAs to Loans and OREO


1.16%
1.23%
1.47%
PEBO
Peers
$1-5B

LTM Fee Revenue to Average Assets


1.57%
1.31%
1.08%
PEBO
Peers
$1-5B

LTM Price to Earnings


21.11x
13.29x
13.44x
PEBO
Peers
$1-5B

LTM Dividend Payout


52.00%
37.49%
26.58%
PEBO
Peers
$1-5B

Dividend Yield


2.57%
2.49%
2.07%
PEBO
Peers
$1-5B

Peers include: CCNE, CHCO, CNND, CTBI, FDEF, FISI, FMNB, FRME, GABC, HBNC, ISBA, LKFN, MSFG, SRCE, STBA, SYBT, THFF, TMP

$1-5B peer group represents all publically-traded Midwest banks with total assets between $1 and $5 billion
Source: SNL Financial as of June 30, 2015

Peoples BANCORP

Non-GAAP Measures

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) represents a non-GAAP financial measure commonly used to evaluate the operating performance and trends of financial services companies, including Peoples. PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital. PPNR is defined as net interest income plus non-interest income minus non-interest expense. This measure is non-GAAP since it excludes provision for (recovery of) loan losses and all gains and/or losses included in earnings.

($ in Thousands)	**2012**	**2013**	**2014**
Income before income taxes	$ 29,910	$ 29,084	$ 24,178
Add: Provision for loan losses	–	–	339
Add: Impairment losses	–	–	–
Add: Loss on debt extinguishment	4,144	–	–
Add: Loss on loans held-for-sale and OREO	–	–	95
Add: Net loss on securities	–	–	30
Add: Loss on other assets	248	241	430
Less: Recovery of loan losses	4,716	4,410	–
Less: Net gain on debt extinguishment	–	–	67
Less: Gain on loans held-for-sale and OREO	66	86	27
Less: Gain on securities	3,548	489	428
Less: Gain on other assets	–	–	–
Pre-provision net revenue	**$ 25,972**	**$ 24,340**	**$ 24,550**
Average assets	$ 1,841,289	$ 1,932,367	$ 2,240,534
Pre-provision net revenue to average assets	1.41%	1.26%	1.10%

Non-GAAP Measures

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) represents a non-GAAP financial measure commonly used to evaluate the operating performance and trends of financial services companies, including Peoples. PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital. PPNR is defined as net interest income plus non-interest income minus non-interest expense. This measure is non-GAAP since it excludes provision for (recovery of) loan losses and all gains and/or losses included in earnings.

($ in Thousands)	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
Income (loss) before income taxes	$ 5,908	$ 6,285	$ (840)	$ 7,144	$ 5,504
Add: Provision for loan losses	–	128	350	672	5,837
Add: Loss on debt extinguishment	–	–	520	–	–
Add: Loss on loans held-for-sale and OREO	–	95	8	73	50
Add: Loss on securities	–	–	–	–	–
Add: Loss on other assets	185	51	575	63	1
Less: Recovery of loan losses	380	–	–	–	–
Less: Gain on debt extinguishment	67	–	–	–	–
Less: Gain on loans held-for-sale and OREO	9	–	–	–	–
Less: Gains on securities	124	238	600	11	62
Less: Gains on other assets	–	–	–	–	–
Pre-provision net revenue	**$ 5,513**	**$ 6,321**	**$ 13**	**$ 7,941**	**$ 11,330**
Average assets *(in millions)*	$ 2,277.2	$ 2,538.3	$ 2,762.3	$ 3,219.9	$ 3,209.7
Pre-provision net revenue to average assets (a)	0.96%	0.99%	0.00%	0.99%	1.40%

(a) Presented on an annualized basis

Non-GAAP Measures

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since the calculations exclude the impact of intangible assets acquired through acquisitions on both total stockholders' equity and total assets, and the related amortization from earning. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousands)	2012	2013	2014
Tangible Equity:			
Total stockholders' equity, as reported	$ 221,728	$ 221,553	$ 340,118
Less: goodwill and other intangible assets	68,525	77,603	109,158
Less: preferred stockholders' equity	-	-	-
Tangible equity	$ 153,203	$ 143,950	$ 230,960
Tangible Assets:			
Total assets, as reported	$ 1,918,050	$ 2,059,108	$ 2,567,769
Less: goodwill and other intangible assets	68,525	77,603	109,158
Tangible assets	$ 1,849,525	$ 1,981,505	$ 2,458,611
Tangible Equity to Tangible Assets Ratio:			
Tangible equity	$ 153,203	$ 143,950	$ 230,960
Tangible assets	$ 1,849,525	$ 1,981,505	$ 2,458,611
Tangible equity to tangible assets	8.28%	7.26%	9.39%
Tangible Book Value per Share			
Tangible common equity	$ 153,203	$ 143,950	$ 230,960
Common shares outstanding	10,547,960	10,605,782	14,836,727
Tangible book value per share	$ 14.52	$ 13.57	$ 15.57

Non-GAAP Measures

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since the calculations exclude the impact of intangible assets acquired through acquisitions on both total stockholders' equity and total assets, and the related amortization from earning. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousdands)	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015
Tangible Equity:					
Total stockholders' equity, as reported	$ 319,282	$ 340,118	$ 419,218	$ 418,164	$ 424,760
Less: goodwill and other intangible assets	100,016	109,158	152,291	151,169	151,339
Tangible equity	$ 219,266	$ 230,960	$ 266,927	$ 266,995	$ 273,421
Tangible Assets:					
Total assets, as reported	$ 2,432,903	$ 2,567,769	$ 3,253,835	$ 3,210,425	$ 3,228,830
Less: goodwill and other intangible assets	100,016	109,158	152,291	151,169	151,339
Tangible assets	$ 2,332,887	$ 2,458,611	$ 3,101,544	$ 3,059,256	$ 3,077,491
Tangible Equity to Tangible Assets:					
Tangible equity	$ 219,266	$ 230,960	$ 266,927	$ 266,995	$ 273,421
Tangible assets	$ 2,332,887	$ 2,458,611	$ 3,101,544	$ 3,059,256	$ 3,077,491
Tangible equity to tangible assets	9.40%	9.39%	8.61%	8.73%	8.88%
Tangible Book Value per Share					
Tangible equity	$ 219,266	$ 230,960	$ 266,927	$ 266,995	$ 273,421
Common shares outstanding	14,150,279	14,836,727	18,374,526	18,391,575	18,400,809
Tangible book value per share	$ 15.50	$ 15.57	$ 14.53	$ 14.52	$ 14.86

Peoples BANCORP

Nasdaq: PEBO

Investor Presentation

3rd Quarter 2015